UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 13, 2015
Date of Report (Date of earliest event reported)

__________________________________________

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	62-1612879
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13c-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2015, Jeffrey A. Cook, Executive Vice President, Chief financial Officer and Treasurer of Schweitzer-Mauduit International, Inc. (the "Company"), notified the Company of his intention to retire effective April 3, 2015. The Company has initiated a search for Mr. Cook's replacement. Bob Cardin, the Controller of the Company, will assume Mr. Cook's duties until a replacement has been identified.

In addition, Stephen Dunmead, Chief Operating Officer of the Company, notified the Company on March 13, 2015 of his intention to resign from the Company effective April 15, 2015. Mr. Villoutreix, the Chief Executive Officer and Chairman of the Company, will assume Mr. Dunmead's duties. There are no immediate plans to find a permanent replacement for Mr. Dunmead.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated March 18, 2015, of Schweitzer-Mauduit International, Inc., announcing senior management changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:/s/ Robert J. Cardin
Robert J. Cardin
Corporate Controller

Dated: March 18, 2015

INDEX TO EXHIBITS

Exhibit No.                    Description
_________    _____________________________________________________________________

99.1	Press Release, dated March 18, 2015, of Schweitzer-Mauduit International, Inc., announcing senior management changes.

Dated: March 18, 2015